Summary Prospectus Supplement	December 31, 2016

Putnam Intermediate-Term Municipal Income Fund
Summary Prospectus dated March 30, 2016

Putnam Short-Term Municipal Income Fund
Summary Prospectus dated March 30, 2016

The section Your fund’s management is supplemented to reflect that each fund’s portfolio managers are now Garrett Hamilton, CFA and Paul Drury. Mr. Hamilton joined each fund in December 2016 and is a Portfolio Manager.

304586 12/16